--------------------------------------------------------------------------------

----------------------------------
BERGSTROM
CAPITAL
CORPORATION
----------------------------------


1999 ANNUAL REPORT



Listed: American Stock Exchange (Ticker
symbol: BEM)
Transfer Agent, Registrar and Custodian: State Street Bank and Trust Company, Boston, Massachusetts
Independent Auditors: Deloitte & Touche LLP, Boston,
Massachusetts
Legal Counsel: Howard, Rice, Nemerovski, Canady, Falk & Rabkin PC,
San Francisco, California

--------------------------------------------------------------------------------

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

                              DISTRIBUTION POLICY

  The Company's distribution policy, which was adopted by the Board of Directors on May 12, 1997, provides for an annual distribution to the Company's stockholders, during the month of June each year, of a cash dividend at the rate of a minimum of 6 percent of the Company's net asset value per share as calculated on the last business day in March of that year. The Board of Directors may modify or terminate the distribution policy at any time at its discretion.

  On June 7, 1999, the Company paid a cash dividend of $13.50 per share to stockholders of record on May 20, 1999. This dividend was the annual distribution for the year 1999 under the Company's distribution policy.

  Under the distribution policy, distributions in any year in excess of the Company's net investment income and net realized capital gains for such year will constitute a return of stockholders' capital. For federal income tax purposes, any return of capital will generally be treated as a non-taxable recovery of basis to the extent of the stockholders' basis in their shares, and as capital gain to the extent that the return of capital is in excess of such basis. The Company will be required to liquidate a portion of its portfolio in order to fund any return of capital. Any return of capital will also reduce the assets of the Company available for investment and will likely have the effect of increasing the Company's expense ratio.

  In any year in which the total of the Company's net investment income and net realized capital gains exceeds the amount distributed for that year under the distribution policy, the Company may, at the discretion of the Board of Directors, retain a portion of the net realized long-term capital gains for such year. The Board of Directors has elected to retain any undistributed net long-term capital gains realized during the year 1999.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

              NOTICE OF IMPORTANT FEDERAL INCOME TAX INFORMATION

  It is the presently declared policy of the Board of Directors, which is subject to review by the Board of Directors from time to time, that in any year in which the Company is taxed as a regulated investment company all or a portion of the net long-term capital gains of the Company for such year may be retained by the Company, and if such gains are retained taxes thereon would be paid by the Company and appropriate credit therefore allowed to the stockholders of the Company, all as provided in Section 852(b)(3)(D) of the Internal Revenue Code. Stockholders of record on December 31 of such year would be required to include in their income tax returns their share of the Company's net long-term capital gains retained and take credit for the tax paid on their behalf by the Company. Stockholders of record on December 31 of such year should increase the tax basis of their stock by the excess of their share of the net long-term capital gains retained over the tax paid on their behalf. The Internal Revenue Code provides that, within 60 days following the end of such year, the Company would send Form 2439, Notice to Shareholders of Undistributed Capital Gains, to stockholders of record on December 31 of such year. The Internal Revenue Code also provides that, if a stockholder owned shares registered in the name of a broker or nominee on December 31 of such year, the broker or nominee would send Form 2439 to such stockholder within 90 days following the end of such year. For the years 1980 through 1984, 1986, 1987, 1989, and 1991 through 1998, the Company retained all or a portion of the net long-term capital gains realized. For the years 1985, 1988 and 1990 all of the net long-term capital gains realized were distributed.

  For the year 1999 the Company has retained a portion of the net long-term capital gains realized ($32.14513 per share) and has paid the federal income tax thereon ($11.25080 per share) on behalf of its stockholders of record on December 31, 1999. The Company mailed Form 2439, Notice to Shareholders of Undistributed Capital Gains, to stockholders of record on December 31, 1999 in January 2000. If you owned shares on December 31, 1999 registered in the name of a broker or nominee you should contact the broker or nominee for your copies of Form 2439 which they are required to send to you by March 30, 2000.

  The portion of the long-term capital gains realized during the year 1999 which was not retained was distributed as a part of the dividend paid on June 7, 1999.

  A Form 1099 was mailed in January 2000 to all stockholders of record on the dividend record date in 1999 setting forth the specific amounts to be included in their 1999 tax returns.

                 NOTICE OF DIVIDENDS PAID DURING THE YEAR 1999

                                      Dividend            Dividend From
                                        From              Net Long-Term             Total
                                      1999 Net            Capital Gains           Dividends
     Record        Payment           Investment            Realized In               Per
      Date          Date               Income                 1999                  Share
     -------       -------           ----------           -------------           ---------
     5/20/99       6/7/99            $2.36738*              $11.13262             $13.50000
                                     =========              =========             =========

    * Includes short-term capital gain of $2.25662.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

221 First Avenue West, Suite 320
Seattle, Washington 98119-4224

February 7, 2000

Dear Fellow Stockholders:

  Please refer to the Notice of Important Federal Income Tax Information and the Notice of Dividends Paid During The Year 1999 in this report regarding the retention of net long-term capital gains realized in 1999 and the details of the dividend paid in 1999.

  During the year 1999 the Company's net assets increased from $200,332,879 to $276,737,285 which is an increase of $76,404,406. This increase in net assets is after payment by the Company of $13,500,000 in dividends ($13.50 per share on June 7, 1999). The increase in net assets, before deducting the payment of dividends, was $89,904,406 which was composed of net investment income of $110,760, realized gain on investments of $34,283,577 (after deducting $11,250,797 in income taxes paid on behalf of stockholders), and an increase in unrealized appreciation of $55,510,069.

  The per share net asset value increased from $200.33 on December 31, 1998 to $276.74 on December 31, 1999. After adjustment for the dividends and the federal income tax on net long-term capital gains retained, which tax was paid on behalf of the Company's stockholders, the per share net asset value increased 50.5%. During the same period the Dow Jones Industrial Average, adjusted for dividends, increased 25.22% and the Standard & Poor's 500 Stock Average, adjusted for dividends, increased 21.04%. The per share net asset value on Friday, February 4, 2000 was $278.81.

  During the year 1999 the Company had total interest and dividend income of $1,281,611 as compared to $1,443,780 for the same period in 1998 for a decrease of $162,169. During the year 1999 total operating expenses were $1,170,851 which is a $109,544 decrease from $1,280,395 for the year 1998. The resulting net investment income of $110,760 for the year 1999 is a decrease of $52,625 from $163,385 for the year 1998. This resulted in a decrease to $.11 per share versus $.16 per share.

  The following are the major ($500,000 or more) purchases and sales made in the Company's portfolio of securities during the fourth quarter of 1999:

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

                                                     SHARES
                                     ------------------------------------------
                                                                    HELD
SECURITY NAME                        ADDITIONS   REDUCTIONS   DECEMBER 31, 1999
-----------------------------------  ---------   ----------   -----------------
Applied Materials, Inc.                13,000                       13,000
Bell Atlantic Corp.                    19,000                       37,000
Bristol-Myers Squibb Co.               10,000      10,000           32,000
Cardinal Health, Inc.                              22,500                0
Carnival Corp.                                     32,500            7,000
Chevron Corp.                                      16,500                0
Dresdner RCM Global Technology Fund    81,132                       81,132
Dresdner RCM Growth Equity Fund,
 Inc.                                 140,399                      955,399
Dresdner RCM Small Cap Fund                       450,000                0
Enron Corp.                                        36,000           62,000
Firstar Corp.                                      69,000                0
General Dynamics Corp.                             30,000                0
General Electric Co.                   17,000                       55,000
Global TeleSystems Group, Inc.                     30,000                0
Guidant Corp.                          21,500                       21,500
Marsh & McLennan Companies, Inc.        7,700                       22,000
Nextel Communications, Inc.                         7,000           29,000
Nike, Inc. Class B                                 25,000                0
Nortel Networks Corp.                  28,000                       28,000
Pharmacia & Upjohn, Inc.                           18,500           19,500
Time Warner, Inc.                                  23,000           20,000
Tyco International Ltd. New           134,000(1)   56,400(1)       177,600
United Parcel Services, Inc.            7,500       7,500                0
United Technologies Corp.                          15,000                0

-------
(1) Purchased 17,000 shares and then received 117,000 shares as a stock split and then sold 56,400 shares.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


  The value of the Company's investment in the securities of Amgen, Inc. amounted to 13.9% of the Company's total assets at December 31, 1999. The investment of a substantial percentage of the Company's assets in the securities of a single issuer or industry exposes the Company to a greater risk of loss resulting from unfavorable price movements or market conditions relating to such issuer or industry.

  The Company does not have a dividend reinvestment program. The Company has considered this over the years and has determined that the cost of such a program would not be commensurate with the benefit. The Company's policy of retaining a portion of the net long-term capital gains in certain years accomplishes some of the same goals as would a dividend reinvestment program.

  YEAR 2000 READINESS DISCLOSURE - Like other investment companies and financial and business organizations worldwide, the Company could be adversely affected if computer systems on which the Company and its service providers rely are unable to process correctly date-related information after January 1, 2000. This risk is commonly called the Year 2000 issue. The Company has taken steps it believes are reasonably designed to address the Year 2000 issue. As of this date, there have been no material interruptions in or other material adverse effects on the Company's business and operations resulting from the Year 2000 issue. However, there is still a possibility that the Year 2000 issue could have such effects. Also, it is still possible that the Year 2000 issue could have an adverse effect on the companies whose securities are held by the Company or on global markets or economies generally.

  The Company's shares of capital stock are traded on the American Stock Exchange and are identified by the stock ticker symbol BEM. The net asset value per share as of Friday's close of business is published each Saturday in Barrons, each Sunday in the New York Times, and each Monday in the Wall Street Journal and certain other publications under "Closed-End Funds." This information is also available on the Internet on a daily basis through a variety of sources. The Company is not responsible for inaccuracies or omissions in the dissemination of this information.

  Your Company welcomes questions or comments from stockholders. If you wish to communicate with the Company's transfer agent, State Street Bank and Trust Company, the address is P.O. Box 8200, Boston, Massachusetts 02266-8200 and the telephone number is 1-800-426-5523.

Yours very truly,

/s/ WILLIAM L. MCQUEEN

William L. McQueen
President

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

Assets:
 Investments, at value (see accompanying schedule)(Note 1):
  Short-term investments (cost $9,503,879)                      $  9,503,879
  Common stocks (cost $105,038,493)                              278,785,059
                                                                ------------
    Total investments (cost $114,542,372)                        288,288,938
 Cash                                                                  5,000
 Receivable from broker for proceeds on short sale                   625,729
 Interest and dividends receivable                                   104,870
 Other assets                                                          5,648
                                                                ------------
    Total assets                                                 289,030,185
                                                                ------------
Liabilities:
 Securities sold short, at value (see accompanying schedule)
  (proceeds $625,729) (Note 1)                                       628,125
 Advisory fee payable (Note 5)                                       369,927
 Federal income tax payable (Note 2)                              11,250,797
 Other accrued expenses                                               44,051
                                                                ------------
    Total liabilities                                             12,292,900
                                                                ------------
Net assets applicable to 1,000,000 outstanding shares of
 capital stock equivalent to $276.74 per share on December 31,
 1999 (Note 3)                                                  $276,737,285
                                                                ============

STATEMENT OF CHANGES IN NET ASSETS

                                                  YEAR ENDED DECEMBER 31,
                                                     1999          1998
Operations:
 Net investment income                           $    110,760  $    163,385
 Realized gain on investments                      34,283,577    16,030,888
 Increase in unrealized appreciation               55,510,069    40,313,028
                                                 ------------  ------------
 Net increase in net assets resulting from
  operations                                       89,904,406    56,507,301
                                                 ------------  ------------
Dividends to stockholders:
 From net investment income                          (110,760)     (163,385)
 From net realized gain on investments            (13,389,240)  (10,763,990)
                                                 ------------  ------------
    Total dividends to stockholders ($13.50 per
     share--1999; $10.75 per share--1998)         (13,500,000)  (10,927,375)
                                                 ------------  ------------
Cost of shares of Bergstrom Capital Corporation
 stock repurchased (28,400 shares--1998)                  --     (4,141,868)
                                                 ------------  ------------
Total increase in net assets                       76,404,406    41,438,058
Net assets, beginning of period                   200,332,879   158,894,821
                                                 ------------  ------------
Net assets, end of period                        $276,737,285  $200,332,879
                                                 ============  ============

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

Investment income:
 Interest                                                       $    39,224
 Dividends                                                        1,242,387
                                                                -----------
    Total income                                                  1,281,611
                                                                -----------
Expenses:
 Advisory fees (Note 5)                                             712,430
 Directors' fees and expenses (Note 6)                               91,173
 Officer's salary and related expenses (Note 5)                      84,546
 Accounting expenses                                                 60,402
 Legal fees                                                          53,710
 Auditing fees                                                       46,800
 Transfer agent fees and expenses                                    38,130
 Stockholders' meeting and reports                                   25,032
 Custodian fees                                                      21,799
 Other expenses                                                      21,731
 State and other taxes                                                8,098
 Fee for shares listed on American Stock Exchange                     7,000
                                                                -----------
    Total expenses                                                1,170,851
                                                                -----------
Net investment income ($.11 per share) (Note 2)                     110,760
                                                                -----------
Realized and unrealized gain on investments and
 securities sold short:
 Realized gain on investments (excluding short-
  term investments):
  Proceeds from sale of securities                 $111,333,333
  Cost of securities sold                            67,220,534
                                                   ------------
    Realized gain on investments sold                44,112,799
  Capital gain distributions received                 1,421,575
                                                   ------------
    Realized gain on investments before provision
     for income taxes                                            45,534,374
    Provisions for income taxes (Note 2)                         11,250,797
                                                                -----------
     Realized gain on investment (Notes 2 and 4)                 34,283,577
 Unrealized appreciation of investments and
  securities sold short:
  Beginning of period                               118,234,101
  End of period                                     173,744,170
                                                   ------------
    Increase in unrealized appreciation                          55,510,069
                                                                -----------
Net gain on investments and securities sold short
 ($89.80 per share) (Note 2)                                     89,793,646
                                                                -----------
Net increase in net assets resulting from
 operations                                                     $89,904,406
                                                                ===========

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  There are set forth below income and capital changes per share of capital stock of the Corporation outstanding throughout each period, market value per share at the end of each period, total investment returns for each period, and certain ratios and other supplemental data for each period.

  The total investment returns shown below are a record of past results and should not be regarded as a representation of future results.

                                       FOR THE YEARS ENDED DECEMBER 31
                                   -------------------------------------------
                                    1999     1998     1997     1996     1995
                                   -------  -------  -------  -------  -------
Net asset value at beginning of
 period........................... $200.33  $154.51  $136.15  $128.35  $ 94.56
Net investment income(1)..........     .11      .16      .64      .57      .99
Net realized and unrealized gain
 on investments...................   89.80    55.99    24.79    13.51    37.16
Dividends from:
  Net investment income(2)........    (.11)    (.16)    (.63)    (.58)   (1.01)
  Net realized gain on
   investments....................  (13.39)  (10.59)   (7.87)   (6.33)   (3.99)
                                   -------  -------  -------  -------  -------
    Total dividends...............  (13.50)  (10.75)   (8.50)   (6.91)   (5.00)
                                   -------  -------  -------  -------  -------
Increase due to purchase of
 Bergstrom stock at less than net
 asset value......................     --       .42     1.43      .63      .64
                                   -------  -------  -------  -------  -------
Net asset value at end of period.. $276.74  $200.33  $154.51  $136.15  $128.35
                                   =======  =======  =======  =======  =======
Market value per share at end of
 period........................... $236.00  $171.00  $142.50  $119.00  $109.50
                                   =======  =======  =======  =======  =======
Total investment returns:
  Based on market value per
   share(3).......................    55.0%    32.1%    37.0%    15.6%    38.1%
  Based on net asset value per
   share(4).......................    50.5%    38.5%    26.5%    14.0%    43.5%
Net assets at end of period (in
 millions)........................ $   277  $   200  $   159  $   151  $   149
Ratio of expenses to average net
 assets...........................     .53%     .74%     .75%     .76%     .82%
Ratio of net investment income to
 average net assets...............     .05%     .09%     .43%     .43%     .88%
Portfolio turnover rate...........   40.57%   44.31%   34.07%   31.80%   29.69%
Number of shares outstanding at
 end of period (in thousands).....   1,000    1,000    1,028    1,112    1,164

-------
(1)  Based on weighted average number of shares outstanding.
(2)  Based on number of shares outstanding on record date.
(3) Based on market value per share adjusted for reinvestment of dividends and distributions of the federal income tax on net long-term capital gains retained, which tax was paid on behalf of the Corporation's stockholders.
(4) Based on net asset value per share adjusted for dividends and distributions of the federal income tax on net long-term capital gains retained, which tax was paid on behalf of the Corporation's stockholders.

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

  Shares or
  Principal
    Amount                                               Cost        Value
              Short-Term Investments (3.3%):
    4,506,504 SSgA Money Market Fund                 $  4,506,504 $  4,506,504
 $  5,000,000 American Express Credit Corp., 6.30%
               Note due 1/4/00                          4,997,375    4,997,375
                                                     ------------ ------------
              Total--Short-Term Investments             9,503,879    9,503,879
                                                     ------------ ------------
              Common Stocks (96.7%):
              Banks (1.7%):
       52,000 Bank New York, Inc.                       1,065,418    2,080,000
       52,500 Citigroup, Inc.                           1,433,940    2,917,031
                                                     ------------ ------------
                                                        2,499,358    4,997,031
                                                     ------------ ------------
              Beverages (1.8%):
       60,000 Coca Cola Enterprises, Inc.                 810,797    1,207,500
       67,500 Coca-Cola Co.                                90,276    3,931,875
                                                     ------------ ------------
                                                          901,073    5,139,375
                                                     ------------ ------------
              Biotechnology (14.0%):
      670,000 Amgen, Inc. (A)                             875,103   40,241,875
                                                     ------------ ------------
              Broadcasting (2.3%):
       74,000 Clear Channel Communications, Inc.        4,134,953    6,604,500
                                                     ------------ ------------
              Communication Systems (6.5%):
       37,000 Bell Atlantic Corp.                       2,247,176    2,277,813
       54,000 GTE Corp.                                 3,660,857    3,810,375
      136,500 MCI WorldCom, Inc.                        2,114,237    7,243,031
       29,000 Nextel Communications, Inc.                 404,277    2,990,625
       23,000 SBC Communications, Inc.                  1,075,954    1,121,250
       27,500 Vodafone Airtouch PLC Sponsored ADR       1,031,924    1,361,250
                                                     ------------ ------------
                                                       10,534,425   18,804,344
                                                     ------------ ------------
              Computers and Information (2.2%):
       29,000 Hewlett-Packard Co.                       2,656,760    3,304,188
       29,100 International Business Machines           3,159,922    3,142,800
                                                     ------------ ------------
                                                        5,816,682    6,446,988
                                                     ------------ ------------
              Diversified Technology (3.0%):
       45,000 Nokia Corp. Sponsored ADR                   403,923    8,550,000
                                                     ------------ ------------

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

 Shares or
 Principal
  Amount   Common Stocks--Continued                       Cost        Value
           Drugs and Health Supplies (1.7%):
    20,000 Johnson & Johnson                          $  1,199,781 $  1,862,500
    63,000 Pfizer, Inc.                                    823,740    2,043,563
    19,500 Pharmacia & Upjohn, Inc.                      1,024,147      877,500
                                                      ------------ ------------
                                                         3,047,668    4,783,563
                                                      ------------ ------------
           Electrical Components (2.9%):
    55,000 General Electric Co.                          4,571,182    8,511,250
                                                      ------------ ------------
           Electronics/New Technology (20.2%):
    13,000 Applied Materials, Inc.                       1,043,775    1,646,938
    81,000 Cisco Systems, Inc.                           1,322,839    8,677,125
    66,000 EMC Corp. Mass                                2,200,501    7,210,500
    30,000 Intel Corp.                                     630,583    2,469,375
    50,000 JDS Uniphase Corp.                            2,121,911    8,065,625
    35,000 Lucent Technologies, Inc.                     1,134,863    2,618,437
    20,000 Motorola, Inc.                                1,464,544    2,945,000
    28,000 Nortel Networks Corp.                         2,262,537    2,828,000
   112,000 Qualcomm, Inc.                                2,182,438   19,726,000
    20,000 Texas Instruments, Inc.                       1,047,200    1,937,500
                                                      ------------ ------------
                                                        15,411,191   58,124,500
                                                      ------------ ------------
           Financial Services, Diversified (0.5%):
    15,000 Federal Home Loan Mortgage Corp.                799,225      705,938
    13,000 Federal National Mortgage Association           316,586      811,687
                                                      ------------ ------------
                                                         1,115,811    1,517,625
                                                      ------------ ------------
           Household Products (Non-Durable) (0.4%):
    10,000 Proctor & Gamble Co.                            238,425    1,095,625
                                                      ------------ ------------
           Industrial Machinery (2.4%):
   177,600 Tyco International Ltd. New                   3,029,508    6,904,200
                                                      ------------ ------------
           Insurance (2.4%):
    43,750 American International Group, Inc.              440,727    4,730,469
    22,000 Marsh & McLennan Companies, Inc.              1,662,036    2,105,125
                                                      ------------ ------------
                                                         2,102,763    6,835,594
                                                      ------------ ------------

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

 Shares or
 Principal
 Amount    Common Stocks--Continued                        Cost        Value
           Medical Supplies (2.5%):
    37,000 American Home Products Corp.                $  1,755,990 $  1,459,188
    75,000 Baxter International, Inc. (C)                   558,050    4,710,937
    21,500 Guidant Corp.                                  1,044,683    1,010,500
                                                       ------------ ------------
                                                          3,358,723    7,180,625
                                                       ------------ ------------
           Metal Mining (1.0%):
    33,000 Alcoa, Inc.                                    2,122,302    2,739,000
                                                       ------------ ------------
           Petroleum Services (.7%):
    42,500 Conoco, Inc.                                   1,145,573    1,051,875
    18,000 Schlumberger Ltd.                                928,152    1,012,500
     3,484 Transocean Sedco Forex, Inc.                     108,984      117,367
                                                       ------------ ------------
                                                          2,182,709    2,181,742
                                                       ------------ ------------
           Pharmaceuticals (4.2%):
    32,000 Bristol-Myers Squibb Co.                         215,411    2,054,000
    54,000 Lilly Eli & Co.                                1,545,624    3,591,000
    56,000 Schering-Plough Corp.                            487,840    2,362,500
     8,000 Sepracor, Inc.                                   497,400      793,500
    40,000 Warner Lambert Co.                               665,208    3,277,500
                                                       ------------ ------------
                                                          3,411,483   12,078,500
                                                       ------------ ------------
           Publishing (0.5%):
    20,000 Time Warner, Inc.                              1,237,508    1,448,750
                                                       ------------ ------------
           Recreational Activities (0.1%):
     7,000 Carnival Corp.                                   301,420      334,687
                                                       ------------ ------------
           Regulated Investment Companies (6.7%):
    81,132 Dresdner RCM Global Technology Fund (B)        4,300,000    4,803,830
   955,399 Dresdner RCM Growth Equity Fund, Inc. (B)      5,340,475    7,662,300
   301,333 Dresdner RCM International Growth Equity
            Fund (B)                                      4,495,946    6,731,781
                                                       ------------ ------------
                                                         14,136,421   19,197,911
                                                       ------------ ------------
           Restaurants (1.4%):
   100,000 McDonalds Corp.                                1,962,886    4,031,250
                                                       ------------ ------------

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

 Shares or
 Principal
  Amount   Common Stocks--Continued               Cost          Value
           Retail Trade (7.4%):
    67,500 Bed Bath & Beyond, Inc.             $  1,048,625   $  2,345,625
    30,800 Circuit City Stores                    1,170,649      1,387,925
    58,000 Colgate Palmolive Co.                  2,255,864      3,770,000
    34,000 Costco Companies, Inc.                 2,115,016      3,102,500
    23,000 Dayton Hudson Corp.                    1,177,430      1,689,062
    45,000 Home Depot, Inc.                         943,546      3,085,312
    20,000 Kohls Corp.                              949,282      1,443,750
    60,000 Walgreen Co.                           1,542,744      1,755,000
    40,000 Wal-Mart Stores, Inc.                  1,183,376      2,765,000
                                             -------------- --------------
                                                 12,386,532     21,344,174
                                             -------------- --------------
           Software and Processing (9.3%):
    39,300 BMC Software, Inc. (A)                     9,201      3,141,544
    92,000 Microsoft Corp. (A)                    2,935,538     10,741,000
    27,750 Veritas Software Co.                   1,017,500      3,971,719
    21,000 Yahoo, Inc.                            3,306,092      9,086,437
                                             -------------- --------------
                                                  7,268,331     26,940,700
                                             -------------- --------------
           Utilities (0.9%):
    62,000 Enron Corp.                            1,988,113      2,751,250
                                             -------------- --------------
           Totals--Common Stocks                105,038,493    278,785,059
                                             -------------- --------------
           Totals--Investments               $  114,542,372 $  288,288,938
                                             ============== ==============

SCHEDULE OF SECURITIES SOLD SHORT

                                                Proceeds     Market Value
    10,000 Baxter International, Inc.            $  625,729     $  628,125
                                             ============== ==============

(A)  Non-income producing securities.
(B) Regulated investment company advised by Dresdner RCM Global Investors LLC, the Corporation's investment adviser.
(C) Held by custodian in a segregated custodian account as collateral for open short positions.

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
  The Corporation is registered under the Investment Company Act of 1940 as a nondiversified, closed-end management company. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation--Securities traded on national exchanges are valued at the closing prices on the last business day of the reported period. Over-the-counter securities and listed securities not traded on that day are valued at the bid prices (asked prices for short open positions) at the close of business on that day. Securities not publicly traded are valued at fair value as determined by the Board of Directors. Cost of securities is determined on the specific identification basis. Short-term notes which mature in sixty days or less from the last day of the reported period are valued at amortized cost, which approximates market value. Short-term notes which mature in more than sixty days are valued at the quoted yield equivalent on the last day of the reported period for securities of a comparable maturity, quality, and type.

B. Security transactions and related investment income--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to stockholders are recorded on the ex-dividend dates and interest income is recorded on the accrual basis. Realized gains and losses on investments sold are computed on the basis of identified cost.

C. Use of estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

D. Short sales--The Corporation may make short sales of securities for either speculative or hedging purposes. When the Corporation makes a short sale, it borrows the securities sold short from a broker and places cash and/or securities with that broker as collateral for the securities borrowed. The Corporation may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Corporation will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Corporation replaces the borrowed securities.

NOTE 2--FEDERAL INCOME TAXES
  No provision has been made for federal taxes on net investment income because the Corporation has elected to be taxed as a regulated investment company under the Internal Revenue Code, and intends to maintain this qualification and to distribute each year all of its taxable net investment income to its stockholders in accordance with the minimum distribution requirements of the Internal Revenue Code. In addition, under the Internal Revenue Code, the Corporation may, but need not, distribute net long-term capital gains realized. It is the presently declared policy of the Board of Directors, which is subject to review by the Board of Directors from time to time, that in any year in which the Corporation is taxed as a regulated investment company, all or a portion of the net long-term capital gains realized by the Corporation for such year may be retained by the Corporation, taxes thereon paid by the Corporation and appropriate credit therefore allowed to the stockholders of the Corporation, all as provided in Section 852(b)(3)(D) of the Internal Revenue Code. The Board of Directors determined that the portion of the net long-term capital gains realized during the year 1999 which was not distributed as part of the annual dividend paid on June 7, 1999 should be retained by the Corporation and taxes thereon should be paid by the Corporation.

  For federal income tax purposes at December 31, 1999 the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost is $174,428,305, the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value is $681,739, the net unrealized appreciation for securities held long is $173,746,566 and the aggregate cost of securities for federal income tax purposes is $114,542,372.

NOTE 3--CAPITAL STOCK
  At December 31, 1999 the issued and outstanding capital stock of the Corporation consists of 1,000,000 shares of $1 par value capital stock (1,505,462 shares are authorized). Net assets consist of capital paid in of $102,724,925 (including $98,886,968 of net long-term capital gains retained by the Corporation, net of federal income taxes paid thereon on behalf of its stockholders), undistributed net investment income of $268,190 and unrealized appreciation of $173,744,170. Undistributed net investment income at December 31, 1998 was $268,190.

NOTE 4--SECURITIES
  During the year ended December 31, 1999, the cost of securities purchased and the proceeds from securities sold, other than short-term investments, aggregated $89,287,191 and $111,333,333, respectively.

NOTE 5--INVESTMENT ADVISORY CONTRACT AND PAYMENTS TO AFFILIATES
  The Corporation's advisory contract with Dresdner RCM Global Investors LLC ("Dresdner RCM") provides for an

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--Continued

advisory fee determined by multiplying the market value of the Corporation's cash and securities as of the close of business on the last day of each calendar quarter by one-fourth of the applicable annual advisory fee rate. The annual advisory fee rates are .70% on the first $10,000,000, .60% on the next $10,000,000, .50% on the next $20,000,000, .35% on the next $20,000,000, .30%
on the next $40,000,000, and .25% on sums exceeding $100,000,000. The advisory contract with Dresdner RCM also provides that shares of any investment company advised by Dresdner RCM or any affiliate of Dresdner RCM shall not be considered securities for purposes of determining advisory fees.

  Officer's salary and related expenses in the amount of $84,546 have been paid by the Corporation during the year ended December 31, 1999 to an officer of the Corporation for certain financial, compliance and other administrative services.

NOTE 6--DIRECTORS FEES
  Directors fees and expenses in the amount of $91,173 have been paid in 1999. None of the directors were affiliated with the investment advisor to the Corporation.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Bergstrom Capital Corporation:

We have audited the accompanying statement of assets and liabilities of Bergstrom Capital Corporation, including the schedule of investments, as of December 31, 1999 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bergstrom Capital Corporation as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
January 31, 2000

--------------------------------------------------------------------------------

BOARD OF DIRECTORS

ERIK E. BERGSTROM              GEORGE COLE SCOTT
Chairman                       Registered Representative
                               Anderson & Strudwick Incorporated
                               President
WILLIAM L. McQUEEN             Closed-End Fund Advisors, Inc.
President and Treasurer

                               WILLIAM H. SPERBER
NORMAN R. NIELSEN              Chairman
Manager and Senior Member      The Trust Company of Washington
 of Research Staff
Adario (an affiliate
 of SRI International)

OFFICERS

WILLIAM L. McQUEEN             PAMELA A. FIORINI
President and Treasurer        Secretary


                               SUZANNE M. SCHIFFLER
                               Assistant Secretary

--------------------------------------------------------------

BERGSTROM CAPITAL CORPORATION

221 First Avenue West, Suite 320
Seattle, Washington 98119-4224
(206) 283-0539

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